UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 28, 2003

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)


                  Delaware                                76-0542208
       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
       incorporation or organization)


                       1800 West Loop South
                             Suite 500
                           Houston, Texas                 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 7. EXHIBITS

(C) Exhibits

    Exhibit No.     Description
    -----------     -----------

       10.1 Amendment No. 5 dated May 27, 2003, to the Credit Agreement dated May 22, 2001, among Integrated Electrical Services, Inc., as borrower, certain financial institutions which are or may become parties thereto, as banks, Bank of Scotland and LaSalle Bank National Association, as syndications agents, and JP Morgan Chase Bank, as administrative agent.

       99.1         Press Release dated May 27, 2003.

       99.2 Integrated Electrical Services, Inc. Company and Investment Profile Report dated May 2003.




ITEM 9. REGULATION FD DISCLOSURE

On May 28, 2003, the Company released a press release and an updated internally generated report describing the Company and Investment Profile of Integrated Electrical Services, Inc. Also, on May 27, 2003, the Company completed amendment five of its credit facility dated May 21, 2001. The press release is attached to this Form 8-K as Exhibit 99.1. The Company and Investment Profile is attached to this Form 8-K as Exhibit 99.2. The credit facility amendment is attached to this Form 8-K as Exhibit 10.1.


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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         INTEGRATED ELECTRICAL SERVICES, INC.


                                          By:  /s/ William W. Reynolds
                                               ---------------------------------
                                               William W. Reynolds
                                               Executive Vice President and
                                               Chief Financial Officer


Dated:  May 28, 2003

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   10.1 Amendment No. 5 dated May 27, 2003, to the Credit Agreement dated May 22, 2001, among Integrated Electrical Services, Inc., as borrower, certain financial institutions which are or may become parties thereto, as banks, Bank of Scotland and LaSalle Bank National Association, as syndications agents, and JP Morgan Chase Bank, as administrative agent.


   99.1        Press Release dated May 27, 2003.

   99.2 Integrated Electrical Services, Inc. Company and Investment Profile Report dated May 2003.